Exhibit 10.63

CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF

THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED

WITH THE COMMISSION

Terms and Conditions

With

REC SiTech AS

This agreement is made as of October 11th, 2006 between SunPower, having its principal place of business at 3939 No. First Street, San Jose, California (hereinafter referred to as “SUNPOWER”) and REC SiTech AS having its principal place of business at Veritasveien 14, PO Box 280, N-1323 Hovik, Norway (hereinafter referred to as “REC SiTech AS”)

1.	EFFECTIVE TERM:

This agreement shall commence on January 01, 2007 and shall terminate on December 31, 2007.

2.	STATEMENT OF PURPOSE:

(A)	Purpose of this agreement is to establish TERMS AND CONDITIONS under which SunPower may purchase round ingot or slabbed ingot from REC SiTech AS at the agreed upon price schedule (ATTACHMENT “A”).

3.	ORDERING PROCEDURES:

(A)	Orders shall be affected by the SunPower’s blanket purchase order from all applicable ordering locations. In the event of conflicting terms and conditions, this agreement shall prevail. All blanket orders shall reference this agreement date.

(B)	Shipments shall be made on the authorization of SunPower’s personnel specified with applicable purchase orders. REC SiTech AS’s acknowledgement of SunPower’s release shall be in a manner mutually agreeable to SunPower and REC SiTech AS.

4.	FORECASTING:

(A)	SunPower and REC SiTech AS shall agree on a weekly schedule as identified in specific purchase orders (+/–10%).

5.	PRICING:

(A)	Pricing listed in ATTACHMENT “A” shall remain firm and fixed throughout the term of this agreement.

(B)	Pricing shall be Ex-Works REC SiTech AS dock as specified in individual purchase orders. SunPower will advise method of shipment, carrier and account number.

(C)	Payment terms shall be net 30 (actual 30 days) from date of invoice (excluding incorrect invoices).

6.	DELIVERIES / BILLINGS:

(A)	Shipments shall be made to the location specified on the individual purchase orders. Each shipment shall be accompanied by a packing list specifying: p.o. number, quantity, description, and pertinent specification data (c of a/c of c).

(B)	Invoices shall be sent to the address identified on the purchase order and shall specify: P.O. number, line number, applicable release number, SunPower’s part number, quantity, description and REC SiTech AS’s vendor number (located on the original purchase order). Multiple p.o. numbers or release numbers cannot be combined on individual invoices.

***CONFIDENTIAL MATERIAL REDACTED AND

SEPARATELY FILED WITH THE COMMISSION***

7.	QUALITY:

(A)	REC SiTech AS shall provide material to any and all applicable SunPower specifications as provided by SunPower. All material shall conform to such specifications and be of such a quality as to meet incoming quality assurance requirements. REC SiTech AS’s material, which is of a lesser quality, shall be returned to vendor for credit along with justification for rejection. SunPower will pay invoices for such material and credit or replacement, once verified by vendor, will be issued. Multiple rejections for poor quality shall be grounds for modification or termination of this agreement.

(B)	REC SiTech AS is required to implement and maintain a statistical process/control (SPC) program.

8.	CONFIDENTIAL DISCLOSURE:

Both parties mutually agree to certain confidential information of part hereto, relating to SunPower which if furnished by that party to the other party hereunder in written or other tangible form and is clearly marked as being confidential, or if orally or visually furnished, is identified as being confidential in a writing submitted to the receiving party with thirty (30) days after such oral or visual disclosure, shall be considered by the receiving party to be Confidential Information of the furnishing party.

Each party agrees to maintain the Confidential Information of the other party received hereunder in confidence utilizing the same degree of care the receiving party uses to protect its own confidential information of a similar nature and to not disclose such information to any third party or to employees of the receiving party without a need to know.

This agreement shall impose no obligation upon the receiving party with respect to any confidential Information of the furnishing party which (1) is now or which subsequently becomes general know or available; (2) is known to the receiving party at the time of receipt of same from the furnishing party; (3) is provided by the furnishing party to a third party without restriction on disclosure; (4) is subsequently rightfully provided to the receiving party by a third party without restriction on disclosure; (5) is independently developed by the receiving party provided the person or persons developing same have not had access to the Confidential Information of the furnishing party.

Both parties shall be relieved of its obligations hereunder (section 8 only) three (3) years from the date of signing this agreement.

9.	GOVERNING LAW:

(A)	SunPower and REC SiTech AS agree to negotiate the settlement of any dispute arising under this agreement in good faith. This agreement shall be constructed and interpreted in accordance with the laws of the Country of Norway.

10.	TERMINATION:

(A)	SunPower or REC SiTech may terminate this agreement by giving the other 180 day written notice.

11.	FORCE MAJURE:

(A)	Neither SunPower or REC SiTech AS shall be responsible for failure to execute this agreement due to causes beyond its control, including, but not limited to fire, flood, earthquake, explosion, accident, acts of public enemies, labor disputes, transportation embargoes, acts of federal government, judicial action, or acts of God. The affected party shall promptly notify the other party of the impossibility of performance, and should non-performance extend beyond ninety days, either party may terminate this agreement.

***CONFIDENTIAL MATERIAL REDACTED AND

SEPARATELY FILED WITH THE COMMISSION***

IN WITNESS WHEREOF, the Parties have had this agreement executed by their respective AUTHORIZED representatives.

SunPower Corporation	REC SiTech AS

/S/ JON WHITEMAN	/S/ [ILLEGIBLE]
AUTHORIZED SIGNATURE	AUTHORIZED SIGNATURE

Jon Whiteman	[Illegible]
PRINTED NAME	PRINTED NAME

Vice President, Strategic Supply	Vice President, Sales & Marketing
TITLE	TITLE

10-11-06	10-12-06
DATE	DATE

Attachment “A”—Price list

Attachment “A”

	2007				Total
	Q1	Q2	Q3	Q4
kgs	***	***	***	***	***	+/–10%
Price
Round	***	***	***	***
	$5,066,700	$5,066,700	$5,193,000	$5,193,000	$20,519,400
Slabbed	***	***	***	***
	***	***	***	***	***

*	Pricing for slabbed ingot once qualified by SunPower. Round ingot shipped until slabbed ingot is qualified.

***CONFIDENTIAL MATERIAL REDACTED AND

SEPARATELY FILED WITH THE COMMISSION***

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